Exhibit 99.1

32 ND ANNUAL BASIC MATERIALS CONFERENCE - 2019 ANDRES LOPEZ - CEO JOHN HAUDRICH - CFO CREDIT SUISSE // September 10, 2019

2 SAFE HARBOR COMMENTS Forward - Looking Statements This document contains "forward - looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933. Forward - looking statements reflect the Company's current expectations and projections about future event s at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “po tential,” “continue,” and the negatives of these words and other similar expressions generally identify forward - looking statements. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, bu t not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, (2) changes in capital availability or cost, including interest rate fluctuations and the abilit y o f the Company to refinance debt at favorable terms, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertain tie s related to Brexit, economic and social conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (4) t he Company’s ability to generate sufficient future cash flows to ensure the Company’s goodwill is not impaired, (5) consumer preferences for alternative forms of packaging, (6) cost and avai lab ility of raw materials, labor, energy and transportation, (7) the Company’s ability to manage its cost structure, including its success in implementing restructuring plans and achieving c ost savings, (8) consolidation among competitors and customers, (9) the Company’s ability to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (10) unanticipated expenditures with respect to data privacy, environmental, safety and health laws, (11) unanticipated operational disruptions, in cluding higher capital spending, (12) the Company’s ability to further develop its sales, marketing and product development capabilities, (13) the failure of the Company’s joint venture p art ners to meet their obligations or commit additional capital to the joint venture, (14) the ability of the Company and the third parties on which it relies for information technology system su pport to prevent and detect security breaches related to cybersecurity and data privacy, (15) the Company’s ability to accurately estimate its total asbestos - related liability or to con trol the timing and occurrence of events related to outstanding asbestos - related claims, including but not limited to settlements of those claims, (16) changes in U.S. trade policies, (17) the Company’s ability to achieve its strategic plan, and the other risk factors discussed in the Company’s Annual Report on Form 10 - K for the year ended December 31, 2018 and any subsequently fil ed Quarterly Report on Form 10 - Q. It is not possible to foresee or identify all such factors. Any forward - looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believ es are appropriate in the circumstances. Forward - looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectatio ns. While the Company continually reviews trends and uncertainties affecting the Company's results of operations and financial condition, the Company does not assume any obligati on to update or supplement any particular forward - looking statements contained in this document. The Company routinely posts important information on its website – www.o - i.com/investors.

FOCUSED ON CASH FLOW GENERATION AND DEBT REDUCTION 3 WHY CONSIDER O - I ? ● Leading glass packaging company with global reach to partner with growing brands spanning a broad range of end use categories ● Glass to benefit from megatrends like premiumization and sustainability ● MAGMA represents a breakthrough innovation that will fuel an entirely new and more profitable business model for glass ● Executing sound strategy but taking steps to accelerate performance improvement ● Capital allocation focused on debt reduction

STABLE EARNINGS – ACTIONS TO ACCELERATE PERFORMANCE ● Secured 8% of the Targeted 10% Cumulative New Volume Growth ● Ongoing Structural Cost Programs Delivering Results ● Next MAGMA Pilot Targeted for Holzminden Germany in 2H19 ● Capital Allocation Skewed Toward Debt Reduction 4 VALUE CREATION LEVERS BEING ENGAGED FURTHER STEPS TO ACCELERATE PERFORMANCE ● Accelerated Cost Reduction Initiative ◉ Focused on SG&A and supply chain costs to identify untapped opportunities ● Optimize Business Portfolio ◉ Rebalancing O - I network in alignment with the direction of strategic customer ambitions and cash generation / return opportunities ● Increased Focus on Cash Generation ◉ Aligning supply with demand to properly manage inventories $5,000 $5,500 $6,000 $6,500 $7,000 2016 2017 2018 LTM 6/30/2019 NET SALES ($M) 18.9% 19.5% 19.6% 19.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 2016 2017 2018 LTM 6/30/2019 aEBITDA 1 ($M) aEBITDA Margin 1 Adjusted EBITDA includes the add back to adjusted earnings (adjusted earnings relates to net earnings from continuing operations attributable to the Company, exclusive of items management consid ers not representative of ongoing operations) of consolidated interest expense, provision for taxes, depreciation expense, and amortization expense. See the appendix for further disclosure . 1 Adjusted EBITDA includes the add back to adjusted earnings (adjusted earnings relates to net earnings from continuing operations attributable to the Company, exclusive of items management consid ers not representative of ongoing operations) of consolidated interest expense, provision for taxes, depreciation expense, and amortization expense. See the appendix for further disclosure .

GLOBAL O - I NETWORK VOLUME TRENDS GENERALLY STABLE – ADDRESSING POCKETS OF CHALLENGING DEMAND TRENDS 5 40% 17% 18% 9% 13% 3% Beer Food NAB Wine Spirits Other -4.0% -2.0% 0.0% 2.0% 4.0% 2014 2015 2016 2017 2018 Total O-I Legacy Total O-I Network -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 2014 2015 2016 2017 2018 Americas Network Europe Asia Pacific -15.0% -10.0% -5.0% 0.0% 2014 2015 2016 2017 2018 NA Beer 26% 15% 10% 34% 13% 2% Beer Food NAB Wine Spirits Other 43% 12% 13% 26% 1% 4% Beer Food NAB Wine Spirits Other 1 Legacy denotes consolidated entities 2 Total O - I Network includes legacy operations plus strategic JVs (JV with CBI and Comegua) 3 Americas (Network) includes legacy volumes plus strategic JV’s (JV with CBI and Comegua) 1 3 2 MIX BY CATEGORY (2018) AM 53% of O - I Vol EU 37% of O - I Vol AP 10% of O - I Vol ORGANIC SALES VOLUME GROWTH TRENDS ~11% of Americas O - I Network: G enerally stable AM: Healthy growth in most markets partially offset by unfav NA beer EU: Healthy, stable demand; recent capacity constraints AP: Impacted by significant asset maintenance activity; slow ANZ beer NA Beer: Accelerating mega beer decline

MAGMA BREAKTHROUGH INNOVATION Reinvent how glass can be made: ● New capacity at lower capital commitment and intensity ● Total cost of ownership below legacy ● Increased scalability ● Rapid new capacity deployment and asset portability ● Production flexibility to support diversified offerings ● Competitively enter new markets at lower risk ● Superior sustainability profile 6 MAGMA Development (2019 – 2022+) Generation 1 Generation 2 Generation 3 MAGMA Melter Modular end - to - end system ( m elter , forming, etc ) Optimized modular end - to - end system (automation, digitization, etc ) Limited Locations Expanded Number of Locations Anywhere

GLASS: THE WORLD’S MOST SUSTAINABLE PACKAGE 7 In a world where sustainability is more important than ever, we are proud to make an inherently sustainable product. ● Made from natural, readily available raw materials ● 100 percent endlessly recyclable into new food - safe glass packaging ● Great fit for circular economy ◉ Reusable over and over again ◉ Reusable bottle c an be refilled an average of 25x ● Provides UV protection ● Does not impact the product’s taste or integrity ● Only food contact material ‘Generally Recognized as Safe’ by U.S. Food and Drug Administration

OUTLOOK UPDATE 8 3Q19 OUTLOOK $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Previous 3Q19 Guidance FX Sales Vol Cost Adjusted 3Q19 Outlook 0.60 - 0.65 0.52 - 0.55 FX Sensitivity: ● aEPS – FX pressures (8/31 vs 7/30 rates) represents a potential ~$ 0.10 headwind to FY19 aEPS outlook of $2.40 - $2.55 ● aFCF 2 – FX pressures (8/31 vs 7/30 rates) represents a potential ~$ 50M headwind to FY19 aFCF outlook of $260M ● Includes estimated impact of hyperinflation in Argentina aFCF Seasonality : FY19 OUTLOOK aEPS 1 Adjusted EPS excludes items management does not consider representative of ongoing operations. See the appendix for further disclosure . 2 Management defines adjusted free cash flow as cash provided by continuing operating activities less cash payments for property, plant and equipment plus asbestos - related payments (all components as determined in accordance with GAAP). See the app endix for further disclosure. aEPS 1 ● Adjusted outlook primarily reflects ~$ 0.05 unfav FX pressure (8/31 vs 7/30 rates) including impact of hyperinflation in Argentina ● Softer sales volume partially offset by lower costs -$1,000 -$500 $0 $500 1H19 aFCF EBITDA CapEx Normalized Factoring Seasonal WC Int, Tax, Other FY19 aFCF ($M) 260 FX sensitivity

9 CAPITAL ALLOCATION DIRECTED TO LIABILITY REDUCTION De - risk Balance Sheet ● Deleveraging: A top priority to reach ~3.0x by 2021 ● Asbestos: De - risking plan on track ● Pension: Reduction in PBO to minimize risk ● Divestitures: Actively engaged on projects to drive debt down Fund Strategy ● CapEx: Prioritizing spend on m aintenance and select strategic initiatives including MAGMA Return Value To Shareholders ● Dividend: Initiated in 2019 ● Share Repurchase: ◉ Currently focused on debt reduction ◉ Share repurchases would be a n increasing priority as leverage ratio approaches ~3.0x and progress with divestitures $0 $250 $500 $750 $1,000 2015 2018 2021f ASBESTOS - RELATED LIABILITY (Total expected Asbestos - Related Liability) (USD Million) $- $1,000 $2,000 $3,000 $4,000 $5,000 2015 2018 2021f PENSION LIABILITY (Ratio) 0.0 1.0 2.0 3.0 4.0 5.0 2015 2018 2021f LEVERAGE RATIO 1 (USD Million) TBD – Pension liability influenced by interest rates and actuarial adjustments PRIORITIES 1 Leverage Ratio is calculated by dividing Net Debt by Credit Agreement EBITDA for the year ended. See the appendix for further disclosure.

10 KEY CONCLUSIONS ● Strong competitive position as preferred global glass supplier ● Positioned to capture future volume growth in glass ● MAGMA development represents a breakthrough technology ● Taking necessary steps to accelerate performance ● Capital allocation focused on liability reduction ● Attractive value creation opportunities

APPENDIX

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted earnings, adjusted earnings on a constant currency basis, adjusted earnings per share, adjusted earnings per share on a constant currency basis, adjusted EBITDA, Credit Agreement EBITDA, and adjusted free cash flow, provide relevant and useful supplemental financial information, which is widely used by analysts and investors, as well as by management in assessing both consolidated and business unit performance. These non-GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures.

Credit Agreement EBITDA includes the add back to earnings from continuing operations of consolidated interest expense, provision for taxes based on income, depreciation expense, amortization expense, extraordinary, unusual or non-recurring items, fees, costs and expenses in connection with loan agreements, minority share owner's interest, and certain allowed pro forma adjustments for acquisition, mergers, combinations and divestitures.

Adjusted earnings relates to net earnings from continuing operations attributable to the Company, exclusive of items management considers not representative of ongoing operations because such items are not reflective of the Company's principal business activity, which is glass container production. Adjusted earnings on a constant currency basis are defined the same as adjusted earnings plus an adjustment to translate prior year results using current year foreign currency exchange rates. Adjusted earnings are divided by weighted average shares outstanding (diluted) to derive adjusted earnings per share. Adjusted earnings per share on a constant currency basis are defined the same as adjusted earnings per share plus an adjustment to translate prior year results using current year foreign currency exchange rates. Adjusted EBITDA includes the add back to earnings from continuing operations before income taxes of items management considers not representative of ongoing operations, consolidated interest expense, provision for taxes, depreciation expense, and amortization expense. Management uses adjusted earnings, adjusted earnings on a constant currency basis, adjusted earnings per share, adjusted earnings per share on a constant currency basis, segment operating profit and segment operating profit margin to evaluate its period-over-period operating performance because it believes this provides a useful supplemental measure of the results of operations of its principal business activity by excluding items that are not reflective of such operations. Adjusted earnings, adjusted earnings on a constant currency basis, adjusted earnings per share, adjusted earnings per share on a constant currency basis and adjusted EBITDA may be useful to investors in evaluating the underlying operating performance of the Company's business as these measures eliminate items that are not reflective of its principal business activity.

Further, adjusted free cash flow relates to cash provided by continuing operating activities less cash payments for property, plant and equipment plus asbestos-related payments. Management uses adjusted free cash flow to evaluate its period-over-period cash generation performance because it believes this provides a useful supplemental measure related to its principal business activity. Adjusted free cash flow may be useful to investors to assist in understanding the comparability of cash flows generated by the Company's principal business activity. Since a significant majority of the Company's asbestos-related claims are expected to be received in the next ten years, adjusted free cash flow may help investors to evaluate the long-term cash generation ability of the Company's principal business activity as these asbestos-related payments decline. It should not be inferred that the entire adjusted free cash flow amount is available for discretionary expenditures, since the Company has mandatory debt service requirements and other non-discretionary expenditures that are not deducted from the measure. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments.

The Company routinely posts important information on its website at www.o-i.com/investors.

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13 FX IMPACT ON EARNINGS APPROXIMATE ANNUAL TRANSLATION IMPACT ON EPS FROM 10% FX CHANGE EUR $0.08 MXN $0.04 BRL $0.03 COP $0.01 AUD $0.04 FX RATES USED FOR FY19 GUIDANCE (AUGUST 30, 2019) EUR 1.10 MXN 20.2 BRL 4.17 COP 3,436 AUD 0.67

14 RECONCILIATION FOR ADJUSTED EBITDA

15 RECONCILIATION FOR ESTIMATED ADJUSTED FREE CASH FLOW & NOTE TO ESTIMATED ADJUSTED EARNINGS Note: For all periods after June 30, 2019, the Company is unable to present a quantitative reconciliation of its forward - looki ng non - GAAP measure, adjusted earnings and adjusted earnings per share to its most directly comparable GAAP financial measure, earnings from continuing operations attributable to the Company, because man age ment cannot reliably predict all of the necessary components of this GAAP financial measure without unreasonable efforts. Earnings from continuing operations attributable to the Company includes se veral significant items, such as restructuring charges, asset impairment charges, charges for the write - off of finance fees, and the income tax effect on such items. The decisions and events that typic ally lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly. Accordingly, the Company is unable to provide a reconciliation of adjusted earnings and adjusted earnings per share to earnings from continuing operations attributable to the Company or address the probable significance of the unavailable infor mat ion, which could be material to the Company’s future financial results.

16 RECONCILIATION FOR LEVERAGE RATIO Note: For all periods after 2018, the Company is unable to present a quantitative reconciliation of its forward - looking non - GAAP measure, net debt divided by Credit Agreement EBITDA, to its most directly comparable U.S. GAAP financial measure, Net Earnings, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable e ffo rts. Net Earnings includes several significant items, such as restructuring, asset impairment and other charges, charges for the write - of f of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and oth er similar non - GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is du e to that unpredictability and the related difficulties in assessing the potential financial impact of the non - GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Com pan y’s future financial results.